UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 22, 2006
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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        NEVADA                         000-32877                 04-3562325
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 22, 2006, Pro-Pharmaceuticals, Inc. issued a news release providing a corporate update of its 2006 achievements and 2007 objectives. A copy of Pro-Pharmaceuticals news release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

        (D)     Exhibits

99.1    News release of Pro-Pharmaceuticals, Inc., dated December 22, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRO-PHARMACEUTICALS, INC.

                                        By:  /s/ David Platt
                                             -----------------------------------
                                             David Platt
                                             Chief Executive Officer

Date: December 22, 2006
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                                  EXHIBIT INDEX


Exhibit
Number     Exhibit
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99.1       News Release of Pro-Pharmaceuticals, Inc., dated December 22, 2006.